UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 16, 2008

HILLHOLM ACQUISITION, INC.

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(Exact Name of small business issuer as specified in its charter)

Wyoming

000-52965

applied for

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(State of Incorporation)

(Commission File No.)

(IRS Employer ID Number)

C/o Wyoming Corporate Services Inc.,

2710 Thomes Ave., Cheyenne, WY, 82001

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(Address of principal executive offices)

(307) 632-3333

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(Registrant’s telephone number, including area code)

N/A
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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4))

CAUTIONARY NOTICE REGARDING FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K (the “Current Report”) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”) and the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect the current view about future events and financial performance based on certain assumptions. They include opinions, forecasts, projections, guidance, expectations, beliefs or other statements that are not statements of historical fact. In some cases, forward-looking statements can be identified by words such as “may”, “can”, “will”, “should”, “could”, “expects”, “hopes”, “believes”, “plans”, “anticipates”, “estimates”, “predicts”, “projects”, “potential”, “intends”, “approximates” or the negative or other variation of such terms and other comparable expressions.

The forward-looking statements in this Current Report are only predictions. Actual results could and likely will differ materially from these forward-looking statements for many reasons, including the risks described under “Risk Factors” and elsewhere in this Current Report. No guarantee about future results, performance or achievements can be made. These forward-looking statements are made only as of the date hereof, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. The safe harbors for forward-looking statements provided by the Private Securities Litigation Reform Act are unavailable to issuers of “penny stock”. Our shares may be considered a penny stock and, as a result, the safe harbors may not be available to us.

EXPLANATORY NOTE

Unless otherwise indicated or the context otherwise requires, all references below in this Current Report on Form 8-K to “we,” “us” and the “Company” are to Hillholm Acquisition, Inc., a Wyoming corporation, and its subsidiaries. Specific discussions or comments relating only to Hillholm Acquisition, Inc. will reference “Hillholm”, those relating only to 1754859 Ontario Inc. will reference “1754859 Ontario Inc.”, and those relating only to Neilson Lake Exploration, Inc. will reference “Neilson Lake Exploration”.

Item 2.01 - Completion of Acquisition or Disposition of Assets

On July 15, 2008, Hillholm Acquisition Inc. acquired (the “Acquisition”) a 100 percent undivided interest in two mineral claims, subject to Net Smelter Returns, near Neilson Lake in the Manitou Stretch Area, Ontario, Canada from Neilson Lake Exploration, Inc. (an Ontario corporation).

Form 10 Disclosure

Business Overview

Summary

Prior to the Acquisition, Hillholm Acquisition Inc. was a defined as a “blank check” company. It is our purpose at this time to become engaged in business activities in the mineral exploration industry.

The Company is now focused on being an Exploration Stage Company and has acquired leased claims from Neilson Lake Exploration Inc., on a mineral property located near Neilson Lake in the Manitou Stretch Area, Ontario, Canada, and has not yet determined whether this property contains reserves that are economically recoverable.  The recoverability of property expenditures will be dependent upon the discovery of economically recoverable reserves, confirmation of the Company’s interest in the underlying property, the ability of the Company to obtain necessary financing to satisfy the expenditure requirement under the property agreement and upon future profitable production or proceeds for the sale thereof.

Our directors and sole officer have limited experience exploring for minerals or operating a mining company. Even if we complete our current exploration program and it is successful in identifying a mineral deposit, we will have to spend substantial funds on further drilling and engineering studies before we will know if we have a commercially viable mineral deposit or reserve.

At the present time there is no assurance that a commercially viable mineral deposit exists on our mining claims. Furthermore, additional exploration will be required before a final evaluation as to the economic and legal feasibility of our mining claims can be determined.

The Company neither rents nor owns any property. The Company utilizes the office space and equipment of Jonathan Hagen, our director and sole officer, at no cost on a month to month basis.  Our registered statutory office is located at 2710 Thomes Avenue, Cheyenne, Wyoming, 82001. Our fiscal year end is September 30th.

History and Background of Our Company and the Claims

Hillholm Acquisition, Inc. (“the Company”), a company incorporated in the State of Wyoming on November 19, 2007, had been formed to provide a method for a foreign or domestic private company to become a reporting (“public”) company whose securities are qualified for trading in the United States secondary market.  On December 11, 2007, the Company filed a Form 10SB with the United States Securities and Exchange Commission and became a reporting issuer effective 60 days afterwards.

Originally, on January 17, 2008, Neilson Lake Exploration acquired one mining claim block of 12 units covering 192 hectares, from Robert Major for $1 (“Canadian” or “CDN”). The mining claim was staked by Robert Major, a geological consultant, on August 6, 2007. The mining claim is in the Kenora Mining District, Ontario, Canada. The claim number is 42181108 and is in good standing until August 29, 2009.  Neilson Lake Exploration retained Mr. Major, who is familiar with the area, to conduct staking, geological, and geophysical programs.

On March 3, 2008, Neilson Lake Exploration acquired Claim 3013719, a claim block of 16 units covering 256 hectares, from Mr. Major for $7,500 CDN.  This claim is adjacent to Claim 42181108 and is in good standing until March 12, 2010 (collectively called the ‘Neilson Lake Claims” or “Neilson Lake Property”).

On July 10, 2008, we capitalized a dormant shelf company 1754857 Ontario, Inc., an Ontario corporation for $400 and is now a wholly-owned subsidiary.

On July 14, 2008, we entered into a series of agreements to acquire the above claims from Neilson Lake Exploration and Major Gold Corporation (a Wyoming corporation) for a total consideration of $7,500 CDN.  As part of the Acquisition we will assume the responsibility of an agreement between Robert Major and Neilson Lake Exploration.

Mr. Major does not own any interest in our claims, except for 1% Net Smelter Royalty (“NSR”) and 2% Gross Rock Royalty (“GRR”), and is not a shareholder or affiliate of our Company.  Neilson Lake has the right to acquire the 1% NSR from Mr. Major for $1,000,000 CDN within 12 months from commencement of commercial production.

We have no current plans to change our business activities from mineral exploration or to combine with another business. It is possible that beyond the foreseeable future that if our mineral exploration efforts fail and world demand for the minerals we are seeking drops to the point that it is no longer economical to explore for these minerals we may need to change our business plans. However, until we encounter such a situation we intend to explore for minerals in Canada or elsewhere.

Location and Means of Access to Our Mining Claim

The Neilson Lake Property mining claim lies approximately 70 km northeast of Fort Francis, Ontario and is the closest community to the claim. The area can be reach by taking Highway 502 and then off road by some old logging roads.

Mining Claim Description

Our Neilson Lake mining claims are unencumbered and in good standing and there are no third party conditions which affect the claim other than conditions defined by the Province of Ontario as described below. The claims cover an area of 448 hectares, which is equivalent to an area of approximately 1,106.56 acres. We have no insurance covering the claims. We believe that no insurance is necessary since the claims are unimproved and contain no buildings or improvements. The claim number, registered owner number, expiry date, number of units, and work requirement as typically recorded in the Province of Ontario is as follows:

Claim Number	Registered Owner	Due Date	Number of Units	Work Requirement
4218108	Neilson Lake Exploration, Inc. (100%)	08/29/2009	12	CDN $4,800
3013719	Neilson Lake Exploration, Inc. (100%)	03/12/2010	16	CDN $6,400

The Neilson Lake mining claims are located in the Kenora Mining District, Ontario, Canada.

There is no assurance that a commercially viable mineral deposit exists on the claim. Exploration will be required before an evaluation as to the economic feasibility of the claim can be determined. Until we can validate otherwise, the property is without known reserves and we have planned a four phase exploration program as recommended by our geological consultant. We have not commenced any exploration or work on the claims.

Conditions to Retain Title the Mining Claim

In order to retain title to the mining claims, we are required to perform and file exploration work totaling $4,800 CDN on mining claim 4218108 by August 29, 2009 and $6,400 CDN on mining claim 3013719 by March 12, 2010.

History of the Manitou Stretch Area

The Manitou Stretch area is bounded by latitudes 49°07'30"N and 49°15'00"N and longitudes 92°56'15"W and 93°15'00"W. The area is approximately 300 km2 and lies within the District of Kenora, northwestern Ontario.

The map area is underlain by Archean supracrustal rocks which are intruded by Archean granitoid batholiths and ultramafic to mafic dikes and sills. The supracrustal rocks were subdivided into litho-stratigraphic units and were correlated with the following groups.

1.

The Wapageisi Lake group, which is composed of mafic tholeiitic basalts, is intercalated with the members of the Etta Lake formation, which is composed of intermediate epiclastic rocks, chert and volcanogenic metasedimentary rocks. The Wapageisi Lake group was deposited in a deep water environment distal to a volcanic vent.

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The Blanchard Lake group is composed of mafic phaneritic flows and pillow breccia. It was deposited in a deep water environment distal to a volcanic vent.

3.

The Upper Manitou Lake group is composed of intermediate and felsic pyroclastic and epiclastic rocks. It was deposited in a deep water environment and at least part of the group is proximal to a volcanic vent.

4.

The Grant Lake group is composed of calc-alkalic, intermediate to mafic flows, hyaloclastites and pyroclastic rocks. The Grant Lake group was deposited in shallow water to subaerial environment and is morphologically and mineralogically similar to modern island arc calc-alkalic volcanic sequences.

The Lawrence Lake Batholith intrudes the supracrustal rocks along the western margin of the map area and is a multi-phased granitoid intrusion composed of quartz diorite, tonalite, quartz monzonite and granodiorite. This intrusion is pre- to syntectonic in origin and some phases supplied magma to the Grant Lake group.

Granodiorite of the Irene-Eltrut Lakes complex intrudes the supracrustal rocks along the eastern margin of the map area and is syn- to late- tectonic in origin. The Brctz Lake stock is a satellite intrusion of the Irene-Eltrut Lakes complex that intrudes the supracrustal rocks along the southern boundary of the map area. It is compositionally zoned, having a monzonite to quartz monzonite rim and a granite core.

Ultramafic to mafic dikes and sills intrude the Grant Lake group in the Napanee-Harris lakes area and vary in composition from pyroxenite-peridotite to quartz diorite.

The most prominent structural feature in the map area is the Pipestone-Cameron-Manitou deformation zone, which is a regional structure extending from Lake of the Woods to Dinorwic, Ontario. The deformation zone effectively divides the map area into 2 domains and is characterized by numerous discrete shear zones which commonly anastomose. These shear zones have recorded a complex history of movement and progressively change orientation from east-northeast to northeast as one moves northward from the southern boundary of the map area.

Vertical movement dominates the structural record along the entire length of the deformation zone; however, a minor component of sinistral movement overprints the vertical movement in shear zones from Grant Lake to Lower Manitou Lake. A second period of vertical movement occurred along the deformation zone along the southeast shore of Lower Manitou Lake.

The domain southeast of the deformation zone includes the Wapageisi Lake group, a homo-clinal body with dominantly northeast- striking structures. The domain northwest of the deformation zone includes the Blanchard Lake group, the Upper Manitou Lake group and the Grant Lake group. Stratigraphy is folded in this domain and structures in both the supracrustal rocks and the Lawrence Lake Batholith are generally parallel to structures within the deformation zone.

North-striking, brittle to brittle-ductile faults sinistrally cut all rock types and are the youngest structural elements in the map area.

Gold occurs in three geological settings in the map area: 1) within shear zones and fractures of the Pipestone-Cameron-Manitou deformation zone where it is associated with carbonitization, sulphide mineralization and pervasive silicification; 2) within quartz veins in narrow shear zones outside of the Pipestone-Cameron-Manitou deformation zone; and 3) near the intersection of shear zones or faults with chert and pyroclastic rocks of the Etta Lake formation.

Copper mineralization occurs within structurally controlled quartz veins and is of limited economic importance. Other targets with greater base metal potential include the felsic pyroclastic deposits of the Upper Manitou Lake group and a pervasively silicified area within the Grant Lake group at Harris Lake.

Physiography

All waters in the map area eventually flow south into Rainy Lake which is part of the Arctic watershed. Drainage patterns are poorly developed and are locally controlled by bedrock structures and glacial features. Much of the area is dominated by rocky terrain and glacial deposits are thin to non-existent.

The map area is characterized by gentle relief, seldom exceeding 25 m. Outcrop density in the bush is relatively uniform, at 10% and 30%; along some of the lakes, shoreline outcrop density approaches 100%.

Geology and Mineralization of the Neilson Lake Property

The Gold Standard Mine is located on a small peninsula on the northwest side on Nelson lake (claim H.W. 271).  During 1902 and 1903 a shaft was sunk 95 feet and some crosscutting was done.  The only surface exposure of the vein is in a shallow test pit near the water’s edge, about 25 feet from the shaft.   The vein strikes north and south and is about 6 feet wide.  The vein material is white vitreous quartz containing a little black tourmaline and some carbonate.  On the dump near the shaft an occasional piece of quartz can be found which contains pyrite and chalcopyrite in fracture zones.  A picked sample of the best mineralized quartz on the dump assayed 1.80 ounces per ton in gold.

The rock in the vicinity of the vein is massive gabbroic greenstone interbanded with agglomerate and is intersected by two narrow quartz porphyry dikes near the shaft.

Gold and silver mineralization appears to be localized within sulphides which are erratically distributed and are less than 5% of the veins, on average.  Sulphide-barren quartz, and the altered wall rock, contains only slightly elevated gold values.  The shear zone which hosts the quartz vein appears to extend southeast to Napanee Lake; however, due to the narrow width and the apparent podiform nature of quartz veins within the shear zone, gold exploration along this horizon may be difficult.  Thomson (1934) reported a value of 1.8 ounces Au per ton from selected material on the dump.  Berger (1991) sampled a pyritic and chalcopyritic quartz vein material from the dump and returned 1.37 ounces Au per ton.

Competitive Conditions

The mineral exploration business is an extremely competitive industry. We are competing with many other exploration companies looking for minerals. We are one of the smallest exploration companies and a very small participant in the mineral exploration business. Being a junior mineral exploration company, we compete with other companies like ours for financing and joint venture partners. Additionally, we compete for resources such as professional geologists, camp staff, helicopters and mineral exploration supplies.

Dependence on Major Customers

We have no customers.

Intellectual Property and Agreements

We have no intellectual property such as patents or trademarks. Additionally, we have no royalty agreements or labor contracts.

Government Approvals and Regulations

We will be required to comply with all regulations defined in the Mining Act for the Province of Ontario. The effect of these existing regulations on our business is that we are able to carry out our exploration program as we have described in this prospectus. However, it is possible that a future government could change the regulations that could limit our ability to explore our claim, but we believe this is unlikely.

Exploration Expenditures

We have not made any expenditure in regard to the actual exploration of our mining claim.

Costs and Effects of Compliance with Environmental Laws

We currently have no costs to comply with environmental laws concerning our exploration program.

Employees

We do not have any full-time employees. We intend to retain the services of independent geologists and consultants on a contract basis to conduct the exploration program on the Neilson Lake mining claim.

Reports to Security Holders

We are not required to deliver an annual report to security holders. However, we intend to voluntarily send an annual report to security holders and this annual report will include audited financial statements.

Risk Factors

We are subject to a number of risks, including those enumerated below. Any investment in the Company and its shares of capital stock is speculative and involves a high degree of risk. You should carefully consider the following important risks and uncertainties in connection with any investment in our common stock. If the damages threatened by any of the following risks actually occur, our business, financial condition or results of operations, and cash flows would likely suffer significantly. In any of those cases, the value of our capital stock could decline significantly.

If we do not obtain additional financing, our business plan will fail.

Our current operating funds are not sufficient to complete the first and second phase of exploration on our mining claim. We will need to obtain additional financing in order to complete our business plan. Our business plan calls for significant expenses in connection with the exploration of our mining claim. We have not made arrangements to secure any additional financing.

If we fail to make required payments or expenditures, we could lose title to the mining claims.

In order to retain title to the mining claim, we are required to perform exploration work totaling at least $4,800 and $6,400 on the mining claims 4218108 and 3013719 by August 29, 2009 and March 12, 2010, respectively. If we fail to make and file the required expenditures we will lose title to the mining claims.

Because we have only recently commenced business operations, we face a high risk of business failure.

We have not begun the initial stages of exploration of our mining claim, and thus have no way to evaluate the likelihood whether we will be able to operate our business successfully. We were recently incorporated and to date have been involved primarily in organizational activities, acquiring our mining claim and obtaining financing.

We have not earned any revenues to date, and haven’t achieved profitability as of March 31, 2008. Potential investors should be aware of the difficulties normally encountered by new mineral exploration companies and the high rate of failure of such enterprises. The likelihood of success must be considered in the light of problems, expenses, difficulties, complications and delays encountered in connection with the exploration of the mining claim that we plan to undertake. These potential problems include, but are not limited to, unanticipated problems relating to exploration and additional costs and expenses that may exceed current estimates. We have no history upon which to base any assumption as to the likelihood that our business will prove successful, and we can provide no assurance to investors that we will generate any operating revenues or ever achieve profitable operations. If we are unsuccessful in addressing these risks our business will likely fail.

Because we have only recently commenced business operations, we expect to incur operating losses for the foreseeable future causing us to run out of funds.

We have not earned revenue and we have never been profitable. Prior to completing exploration on our mining claim, we may incur increased operating expenses without realizing any revenues from our claim, this could cause us to run out of funds and make our business fail.

If we do not find a joint venture partner for the continued development of our mining claim, we may not be able to advance exploration work.

If the results of our Phase One and Phase Two exploration programs are successful, we may try to enter a joint venture agreement with a partner for the further exploration and possible production on our mining claim. We would face competition from other junior mineral resource exploration companies who have properties that they deem to be attractive in terms of potential return and investment cost. In addition, if we entered into a joint venture agreement, we would likely assign a percentage of our interest in the mining claim to the joint venture partner. If we are unable to enter into a joint venture agreement with a partner, we may fail.

Because our management has limited experience in the mineral exploration business, we may make errors and this could cause our business to fail.

Our sole officer has limited previous experience operating an exploration or mining company and because of this lack of experience he may be prone to errors. Our management lacks the technical training and experience with exploring for, starting, or operating a mine. With no direct training or experience in these areas our management may not be fully aware of the many specific requirements related to working in this industry. Our management's decisions and choices may not take into account standard engineering or managerial approaches mineral exploration companies commonly use. Consequently, our operations, earnings, and ultimate financial success could suffer irreparable harm due to our management's lack of experience in this industry.

Because our directors & officers and another shareholder own the majority of our company's common stock, they have the ability to override the interests of the other stockholders.

Our directors and officers own 98.1 % of our outstanding common stock. Shareholders may find the corporate decisions influenced by our directors and officers to be inconsistent with the interests of other stockholders.

Because of the speculative nature of mineral exploration, there is substantial risk that no commercially viable mineral deposits will be found.

Exploration for commercially viable mineral deposits is a speculative venture involving substantial risk. We cannot provide investors with assurance that our mining claim contains commercially viable mineral deposits. The exploration program that we will conduct on our claim may not result in the discovery of commercial viable mineral deposits. Problems such as unusual and unexpected rock formations and other conditions are involved in mineral exploration and often result in unsuccessful exploration efforts. In such a case, we may be unable to complete our business plan.

Because of the inherent dangers involved in mineral exploration, there is a risk that we may incur liability or damages as we conduct our business.

The search for minerals involves numerous hazards. As a result, we may become subject to liability for such hazards, including pollution, cave-ins and other hazards against which we cannot insure or against which we may elect not to insure. We currently have no such insurance nor do we expect to get such insurance for the foreseeable future. If a hazard were to occur, the costs of rectifying the hazard may exceed our asset value and cause us to liquidate all of our assets.

Because access to our mining claim may be restricted by inclement weather, we may be delayed in our exploration and any future mining efforts.

Access to our mining claim may be restricted each year due to snow in the area. As a result, any attempts to visit, test, or explore the property maybe largely limited to about nine months per year when weather permits such activities. These limitations can result in significant delays in exploration efforts, as well as mining and production in the event that commercial amounts of minerals are found. Such delays can result in our inability to meet deadlines for exploration expenditures as defined by the Province of Ontario. This could cause our business venture to fail and the loss of your entire investment unless we can meet deadlines.

As we undertake exploration of our mining claim, we will be subject to compliance of government regulation, this may increase the anticipated time and cost of our exploration program.

There are several governmental regulations that materially restrict the exploration of minerals. We will be subject to the mining laws and regulations as contained in the Mining Act of the Province of Ontario as we carry out our exploration program. We may be required to obtain work permits, post bonds and perform remediation work for any physical disturbance to the land in order to comply with these regulations. While our planned exploration program provides a budget for regulatory compliance, there is a risk that new regulations could increase our time and costs of doing business and prevent us from carrying out our exploration program.

Because market factors in the mining business are out of our control, we may not be able to market any minerals that may be found.

The mining industry, in general, is intensely competitive and we can provide no assurance to investors even if minerals are discovered that a ready market will exist from the sale of any ore found. Numerous factors beyond our control may affect the marketability of metals. These factors include market fluctuations, the proximity and capacity of natural resource markets and processing equipment, government regulations, including regulations relating to prices, taxes, royalties, land tenure, land use, importing and exporting of minerals and environmental protection.

If we hold a significant portion of our cash reserves in United States dollars, we may experience weakened purchasing power in Canadian dollar terms and not be able to afford to conduct our planned exploration program.

If we hold a significant portion of our cash reserves in United States dollars and if we experience foreign exchange rate fluctuations, then the value of these United States dollar reserves can result in both translation gains and losses in Canadian dollar terms. If there was to be a significant decline in the United States dollar versus the Canadian Dollar, our US dollar purchasing power in Canadian dollars would also significantly decline. If a there was a significant decline in the US dollar we would not be able to afford to conduct our planned exploration program. We do plan on entering into derivative instruments to offset the impact of foreign exchange fluctuations not.

Because our auditors have expressed substantial doubt about our ability to continue as a going concern, we may find it difficult to obtain additional financing.

The accompanying financial statements have been prepared assuming that we will continue as a going concern. As discussed in Note 3 to the financial statements, we were recently incorporated, and we do not have a history of earnings, and as a result, our auditors have expressed substantial doubt about our ability to continue as a going concern. Continued operations are dependent on our ability to complete equity or debt financings or generate profitable operations. Such financings may not be available or may not be available on reasonable terms. Our financial statements do not include any adjustments that may result from the outcome of this uncertainty.

Our common stock is subject to the "penny stock" rules of the SEC and the trading market in our securities is limited, which makes transactions in our stock cumbersome and may reduce the value of an investment in our stock.

The Securities and Exchange Commission has adopted Rule 15g-9 which establishes the definition of a "penny stock," for the purposes relevant to us, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require:

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that a broker or dealer approve a person's account for transactions in penny stocks; and

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the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased.

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In order to approve a person's account for transactions in penny stocks, the broker or dealer must:

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obtain financial information and investment experience objectives of the person; and

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make a reasonable determination that the transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prepared by the Securities and Exchange Commission relating to the penny stock market, which, in highlight form:

·

•

sets forth the basis on which the broker or dealer made the suitability determination; and

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that the broker or dealer received a signed, written agreement from the investor prior to the transaction.

Generally, brokers may be less willing to execute transactions in securities subject to the "penny stock" rules. This may make it more difficult for investors to dispose of our common stock and cause a decline in the market value of our stock.

Our shares would be classified as a “penny stock” and would be very risky and speculative.

Our shares are defined as a penny stock under the Securities and Exchange Act of 1934, and rules of the Commission. The Exchange Act and such penny stock rules generally impose additional sales practice and disclosure requirements on broker-dealers who sell our securities to persons other than certain accredited investors who are, generally, institutions with assets in excess of $5,000,000 or individuals with net worth in excess of $1,000,000 or annual income exceeding $200,000, or $300,000 jointly with spouse), or in transactions not recommended by the broker-dealer. For transactions covered by the penny stock rules, a broker-dealer must make a suitability determination for each purchaser and receive the purchaser's written agreement prior to the sale. In addition, the broker-dealer must make certain mandated disclosures in penny stock transactions, including the actual sale or purchase price and actual bid and offer quotations, the compensation to be received by the broker-dealer and certain associated persons, and deliver certain disclosures required by the Commission. Consequently, the penny stock rules may affect the ability of broker-dealers to make a market in or trade our common stock and may also affect your ability to resell any shares you may purchase in the public markets.

Due to the lack of a trading market for our securities, you may have difficulty selling any shares.

There is presently no demand and no public market for our common stock. While we do intend to apply for quotation in the Over-the-Counter Bulletin Board in the future, we cannot guarantee that our application will be approved and our stock listed and quoted for sale. If no market is ever developed for our common stock, it will be difficult for you to sell any shares you may purchase. In such a case, you may find that you are unable to achieve any benefit from your investment or liquidate your shares without considerable delay, if at all. In addition, if we fail to have our common stock quoted on a public trading market, your common stock will not have a quantifiable value and it may be difficult, if not impossible, to ever resell your shares, resulting in an inability to realize any value from your investment.

We will incur increased costs and compliance risks as a result of becoming a public company.

As a public company, we will incur significant legal, accounting and other expenses that private companies would not incur. We will incur costs associated with our public company reporting requirements. We also anticipate that we will incur costs associated with recently adopted corporate governance requirements, including certain requirements under the Sarbanes-Oxley Act of 2002, as well as new rules implemented by the SEC and the National Association of Securities Dealers (“NASD”). We expect these rules and regulations, in particular Section 404 of the Sarbanes-Oxley Act of 2002, to significantly increase our legal and financial compliance costs and to make some activities more time-consuming and costly. Like many smaller public companies, we face a significant impact from required compliance with Section 404 of the Sarbanes-Oxley Act of 2002. Section 404 requires management of public companies to evaluate the effectiveness of internal control over financial reporting and the independent auditors to attest to the effectiveness of such internal controls and the evaluation performed by management. The SEC has adopted rules implementing Section 404 for public companies as well as disclosure requirements. The Public Company Accounting Oversight Board, or PCAOB, has adopted documentation and attestation standards that the independent auditors must follow in conducting its attestation under Section 404. We are currently preparing for compliance with Section 404; however, there can be no assurance that we will be able to effectively meet all of the requirements of Section 404 as currently known to us in the currently mandated timeframe. Any failure to implement effectively new or improved internal controls, or to resolve difficulties encountered in their implementation, could harm our operating results, cause us to fail to meet reporting obligations or result in management being required to give a qualified assessment of our internal controls over financial reporting or our independent auditors providing an adverse opinion regarding management’s assessment. Any such result could cause investors to lose confidence in our reported financial information, which could have a material adverse effect on our stock price.

We also expect these new rules and regulations may make it more difficult and more expensive for us to obtain director and officer liability insurance and we may be required to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage. As a result, it may be more difficult for us to attract and retain qualified individuals to serve on our Board of Directors or as executive officers. We are currently evaluating and monitoring developments with respect to these new rules, and we cannot predict or estimate the amount of additional costs we may incur or the timing of such costs.

If we fail to maintain the adequacy of our internal controls, our ability to provide accurate financial statements and comply with the requirements of the Sarbanes-Oxley Act of 2002 could be impaired, which could cause our stock price to decrease substantially.

The Company has committed limited personnel and resources to the development of the external reporting and compliance obligations that would be required of a public company. Recently, we have taken measures to address and improve our financial reporting and compliance capabilities and we are in the process of instituting changes to satisfy our obligations in connection with joining a public company, when and as such requirements become applicable to us. Prior to taking these measures, we did not believe we had the resources and capabilities to do so. We plan to obtain additional financial and accounting resources to support and enhance our ability to meet the requirements of being a public company. We will need to continue to improve our financial and managerial controls, reporting systems and procedures, and documentation thereof. If our financial and managerial controls, reporting systems or procedures fail, we may not be able to provide accurate financial statements on a timely basis or comply with the Sarbanes-Oxley Act of 2002 as it applies to us. Any failure of our internal controls or our ability to provide accurate financial statements could cause the trading price of our common stock to decrease substantially.

We do not intend to pay dividends in the foreseeable future.

We do not intend to pay any dividends in the foreseeable future. We do not plan on making any cash distributions in the manner of a dividend or otherwise.

We have the right to issue additional common stock and preferred stock without the consent of shareholders. This would have the effect of diluting your ownership in the company and could decrease the value of your stock.

There are additional authorized but unissued shares of our Common Stock that may be later issued by our management for any purpose without the consent or vote of the stockholders that would dilute a stockholder’s percentage ownership of the company.

In addition, our articles of incorporation authorize the issuance of shares of preferred stock, the rights, preferences, designations and limitations of which may be set by the board of directors. While no preferred stock is currently outstanding or subject to be issued, the articles of incorporation have authorized issuance of up to 30,000,000 shares of preferred stock in the discretion of the board of directors. Such preferred stock may be issued upon filing of amended Certificate of Incorporation and the payment of required fees; no further shareholder action is required. If issued, the rights, preferences, designations and limitations of such preferred stock would be set by the board of directors and could operate to the disadvantage of the outstanding Common Stock. Such terms could include, among others, preferences as to dividends and distributions on liquidation.

Management Discussion and Analysis or Plan of Operations

The following discussion contains forward-looking statements that involve risks and uncertainties. Forward-looking statements include, but are not limited to, statements regarding future events, our plans and expectations and financial projections. Our actual results could differ materially from those discussed herein. Factors that could cause or contribute to such differences include, but are not limited to, those discussed elsewhere in this 8-K. See “RISK FACTORS.”  Unless otherwise specified, all dollar amounts are in U.S. dollars.

Plan of Operation

Exploration Plan

Our plan of operation for the foreseeable future is to complete the following objectives within the time periods specified, subject to our obtaining any additional funding necessary for the continued exploration of our mining claim. We do not have enough funds to complete our Phase Three or Phase Four programs which we would plan to start in the spring of 2009.  If the results of our phase one and phase two exploration program are encouraging. The following is a brief summary of our four phase exploration program:

1.

In order to keep the claim in good standing we must perform and register exploration work with the province of Ontario of at least $4,800 CDN on mining claim 4218108 by August 29, 2009 and $6,400 CDN on mining claim 3013719 by March 12, 2010, we plan to conduct the first phase of our four phase exploration program starting late summer 2008, weather permitting. This Phase One exploration program is expected to cost approximately $17,500. Robert Major, our geological consultant, will cover the property taking rock samples then ship to a laboratory for assay in addition to staking additional claims.

2.

The results obtained during the Phase One exploration program will be assembled, interpreted and we will review the results.

3.

With respect to our Phase Two program, our geological consultant has indicated that we should budget approximately $10,000 for our Phase Two program. Our Phase two program is scheduled to proceed between October 2008 and November 2008. A field crew will mobilize onto our claim and perform localized geophysical surveys and then demobilize from the area.

4.

In the case of our Phase Two program, the results obtained during the Phase Two program will be assembled, interpreted and we will review the results of the Phase Two program. We will then engage our geological consultant to interpret the results of Phase Two and develop a summary report.

5.

If the Phase Three program were to proceed, our geological consultant has indicated that we should budget approximately $12,500 for our Phase three program. If we proceed with a Phase Three program we would do so in November 2008. A field crew will mobilize onto our claim and perform a significant amount of geological Mapping, geochemical sampling, as well as localized sampling over the alteration zone of the Neilson Lake property

6.

In the case that the Phase Four program takes place, the results obtained during the Phase  three program will be assembled, interpreted and we will review the results of the Phase three program between October and December 2008 We will engage our geological consultant to interpret the results of Phase Three and develop a summary report. At this stage we will have a significantly better understanding of any mineralization on our claim and be in a position to commence Diamond Drilling in 2009.

If the results of the Phase One, Phase Two, and Phase Three exploration program are encouraging, we will have to raise additional funds starting in December 2008 so that Phase Four exploration could commence in 2009.

During the next 12 months, we do not anticipate generating any revenue. If additional funds become required, the additional funding will come from equity financing from the sale of our common stock or sale of part of our interest in our mining claim. If we are successful in completing an equity financing, existing shareholders will experience dilution of their interest in our company. We do not have any financing arranged and we cannot provide investors with any assurance that we will be able to raise sufficient funding from the sale of our common stock to fund our Phase Two and Phase Three programs. In the absence of such financing, our business will fail.

We may consider entering into a joint venture partnership by linking with a major resource company to provide the required funding to complete our Phase Four exploration program. We have not undertaken any efforts to locate a joint venture partner for Phase Four. If we enter into a joint venture arrangement, we will assign a percentage of our interest in our mining claim and/or Neilson Lake to the joint venture partner.

Based on the nature of our business, we anticipate incurring operating losses in the foreseeable future. We base this expectation, in part, on the fact that very few mining claim in the exploration stage ultimately develop into producing, profitable mines. Our future financial results are also uncertain due to a number of factors, some of which are outside of our control. These factors include, but are not limited to:

Our ability to raise additional funding;

•

The market price for gold and silver;

•

The results of our proposed exploration programs on the mineral property; and

•

Our ability to find joint venture partners for the development of our property interests

•

Due to our lack of operating history and present inability to generate revenues, our auditors have stated their opinion that there currently exists substantial doubt about our ability to continue as a going concern. Even if we complete our current exploration program and it is successful in identifying a mineral deposit, we will have to spend substantial funds on further drilling and engineering studies before we will know if we have a commercially viable mineral reserve.

Exploration Cost Review

The costs described which include the proposed budget of our exploration program as recommended by our geological consultant. The table below summarizes the cost estimate for the programs.

Phase One Exploration Items	Cost Estimate $
Geological Mapping and sampling	2,500
Additional Claims	15,000
Total	17,500
Phase Two Exploration Items	Cost Estimate $
Localized Geophysical Surveys VLF-EM	10,000
Total	10,000
Phase Three Exploration Items	Cost Estimate $
Additional Geological Mapping, Sampling, Localized Sampling over the alteration zone of the Neilson Lake property	12,500
Total	12,500

Phase Four Exploration Items	Cost Estimate $
Diamond Drilling of Prime Targets	150,000
Total Four Phase Program	150,000

Risks and Uncertainties

There are a number of known material risks and uncertainties that are reasonably likely to have a material impact on our revenues, operations, liquidity and income over the short and long term. The primary risk that we face over the long term is that our mining claims may not contain a commercially viable mineral deposit. If our mining claims do not contain a commercially viable deposit then this will have a material effect on our ability to earn revenue and income as we will not be able to sell any minerals.

There are a number of industry-wide risk factors that may affect our business. The most significant industry-wide risk factor is that mineral exploration is an inherently risky business. Very few exploration companies go on to discover economically viable mineral deposits or reserves that ultimately result in an operating mine. In order for us to commence mining operations we face a number of challenges which include finding qualified professionals to conduct our exploration program, obtaining adequate financing to continue our exploration program, locating a viable ore body, partnering with a senior mining company, obtaining mining permits, and ultimately selling minerals in order to generate revenue.

Another important industry-wide risk factor is that the price of commodities can fluctuate based on world demand and other factors. For example, if the price of a mineral were to dramatically decline this could make any ore we have on our mining claims uneconomical to mine. We and other companies in our business are relying on a price of ore that will allow us to develop a mine and ultimately generate revenue by selling minerals.

Finally, we face a risk of not being able to finance our exploration plans. With each unsuccessful attempt at locating a commercially viable mineral deposit we become more and more unattractive in the eyes of investors. For the short term this is less of an issue because if we have enough funds to complete the first phase of our exploration program. However, over the long term this can become a serious issue that can be difficult to overcome. Without adequate financing we cannot operate exploration programs. However, this risk is faced by all exploration companies and it is not unique to us.

Limited Operating History; Need for Additional Capital

There is no historical financial information about us on which to base an evaluation of our performance. We are an exploration stage company and have not generated revenues from operations. We cannot guarantee we will be successful in our business operations. Our business is subject to risks inherent in the establishment of a new business enterprise, including limited capital resources, possible delays in the exploration of our property, and possible cost overruns due to increases in the cost of services.

To become profitable and competitive, we must conduct the exploration of our claims before we start into production of any minerals we may find. We have no assurance that future financing will materialize. If that financing is not available to us for our exploration program we may be unable to continue or expand our operations.

Liquidity and Capital Resources

We will seek to raise money through private and public offerings to meet our need for cash. We cannot guarantee that we will be able to raise all the money required. If we are successful any money raised will be applied to the items set forth in the Exploration Cost Review section of this Form 8K. If the third phase of our exploration program is successful in identifying mineral deposits we will attempt to raise the necessary funds to proceed. To provide these funds we may consider a second public offering, a private placement of our securities or loans from our director or others.

At the current time the Neilson Lake claims are without known reserves and the proposed program is exploratory in nature. We have not carried out any exploration work to date on the claims and have incurred no exploration costs.

We received our initial funding by loans provided by our directors and officers from inception until the date of this filing we have had limited operating activities. Our financial statements from inception (March 22, 2007) through to the period ended March 31, 2008 report no revenues and a net loss of $3,491.

Contractual Obligations

The following table sets forth our contractual obligations to make future payments as of March 31, 2008.

	Payments due (in CDN $)
	Total	< 1 year	1-3 years	3-5 years	> 5 years
Geophysical survey [1]	$ 22,500	-	$ 22,500	-	-
Assaying of geological samples [1]	2,500	-	2,500	-	-
Total contractual obligations	$25,000	-	$25,000	-	-

[1] contractual obligation to Robert Major.  There is sufficient expenditures to fulfill minimum work dollars toward the claims.

We did not have any long-term debt obligations, operating lease obligations, purchase obligations or other long-term liabilities as of March 31, 2008.

Off-Balance Sheet Commitments and Arrangements

We have not entered into any financial guarantees or other commitments to guarantee the payment obligations of any third parties. In addition, we have not entered into any derivative contracts that are indexed to our own shares and classified as shareholder’s equity, or that are not reflected in our consolidated financial statements. Furthermore, we do not have any retained or contingent interest in assets transferred to an unconsolidated entity that serves as credit, liquidity or market risk support to such entity. Moreover, we do not have any variable interest in any unconsolidated entity that provides financing, liquidity, market risk or credit support to us or engages in leasing, hedging or research and development services with us.

Inflation

Inflation in Canada has not materially impacted our results of operations.

Critical Accounting Policies & Recent Accounting Pronouncements

Please see Note 2 in the Audited Financial Statements.

Description of Properties

The Company neither rents nor owns any property. The Company utilizes the office space and equipment of Jonathan Hagen, sole officer and director, at no cost on a month to month basis.  Our registered statutory office is located at 2710 Thomes Avenue, Cheyenne, Wyoming, 82001.

We also have two mining claims block located in the Kenora Mining District, Ontario, Canada as described in the section “Description of Business”.

The Company is not involved in investments in (i) real estate or interests in real estate, (ii) real estate mortgages, and (iii) securities of or interests in persons primarily engaged in real estate activities, as all of its land rights are used for production purposes.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

As used in this section, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934, as amended, as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose of or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, subject to community property laws where applicable. The percentage ownership is based on 13,000,000 shares of common stock outstanding at July 14, 2008.

The following tables set forth information regarding beneficial ownership of our common stock as of July 14, 2008 (i) by each person who is known to us to beneficially own more than 5% of our common stock; (ii) by each of our officers and directors; and (iii) by all of our officers and directors as a group.  Unless otherwise specified, the address of each of the persons set forth below:

Name of

Shares of

Percent

Title of Class

Beneficial Owner

Common Stock

of Class

Common Stock

Shawn Pecore

9,250,000

71.15%

Director

Common Stock

Jonathan Hagen

3,500,000

26.92%

Director and Sole Officer

Common Stock

Directors and Officers

12,750,000

98.07%

as a Group (2 persons)

Changes of Control

There are currently no arrangements which would result in a change in control of us.

Directors, Executive Officers, Promoters and Control Persons

The following table and text set forth the names and ages of all directors and executive officers of the Company as of May 30, 2008. The Board of Directors is comprised of only one class. All of the directors will serve until the next annual meeting of stockholders and until their successors are elected and qualified, or until their earlier death, retirement, resignation or removal. Also provided herein are brief descriptions of the business experience of each director and executive officer during the past five years and an indication of directorships held by each director in other companies subject to the reporting requirements under the federal securities laws.

Name	Age	Position(s)	Director/Officer Since
Shawn Pecore	40	Director	November 19, 2007
Jonathan Hagen	34	Director and Sole Officer	July 15, 2008

Biographies of Directors and Executive Officers:

Shawn Pecore, Director

Mr. Shawn Pecore is currently the CEO and Principal of First Summit Capital Inc. which provides consulting services for small-cap businesses.  He brings twenty years of diversified financial and geo-science engineering experience.  During the last twelve years he has been involved with corporate merger & acquisitions, corporate and financial planning for various clients.  Mr. Pecore holds an Honours B.Sc. in Geophysics from the University of Waterloo.  Since the Company’s inception, Mr. Pecore has been served as the Company’s sole officer and director.

Mr. Pecore is also officer, director, and controlling shareholder of four other Wyoming corporations that have filed a Form 10SB with the United States Securities and Exchange Commission.  The other four Wyoming Corporations that Mr. Pecore is an officer and director is Argentum Exploration, Inc. (f/k/a Kempsell Acquisition, Inc.), Pinnacle Oil & Gas Group, Inc. (f/k/a Ashwood Acquisition, Inc.), Petman Acquisition, Inc., and Pendrith Acquisition, Inc..

Changes in Directors and Officers

On July 15, 2008, Shawn Pecore resigned as sole officer of the Company, and Jonathan Hagen was appointed as director and sole officer of the Company.

Compensation for Directors and Other Matters

Directors did not receive any compensation for serving on the Board of Directors nor received any for any out-of-pocket expenses for attending board meetings during the last two fiscal years.

Audit, Nominating, Compensation Committees

We currently do not have standing audit, nominating or compensation committees. Our entire board of directors handles the functions that would otherwise be handled by each of the committees. We intend, however, to establish an audit committee, a nominating committee and a compensation committee of the board of directors as soon as practicable. We envision that the audit committee will be primarily responsible for reviewing the services performed by our independent auditors, evaluating our accounting policies and our system of internal controls. The nominating committee would be primarily responsible for nominating directors and setting policies and procedures for the nomination of directors. The nominating committee would also be responsible for overseeing the creation and implementation of our corporate governance policies and procedures. The compensation committee will be primarily responsible for reviewing and approving our salary and benefit policies (including equity plans), including compensation of executive officers

Stockholder Communications

Stockholders interested in communicating directly with the Board of Directors, or specified individual directors, may email the Company’s at info@majorgoldcorp.com. The Company will review all such correspondence and will regularly forward to the Board copies of all such correspondence that deals with the functions of the Board or committees thereof or that he otherwise determines requires their attention. Directors may at any time review all of the correspondence received that is addressed to members of the Board of Directors and request copies of such correspondence. Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of the Board of Directors and to legal counsel.

Family Relationships

None.

Involvement in Legal Proceedings

To the best of the Company’s knowledge, during the past five years, none of the following occurred with respect to a present or former director or executive officer of the Company: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of any competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Code of Ethics And Conduct

We currently do not have a Code of Ethics. However, we intend to adopt a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. The Code will be designed to deter wrongdoing and to promote:

•

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•

Full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC, and in other public communications that we made;

•

Compliance with applicable governing laws, rules and regulations;

•

The prompts internal reporting of violations of the Code to the appropriate person or persons; and

•

Accountability for adherence to this Code.

This Code will require the highest standard of ethical conduct and fair dealing of its Chief Financial Officers. While, per Sarbanes-Oxley, this policy is intended to only cover the actions of the CFO, we expect that our other officers, directors and employees will also review the Code and abide by its provisions. We believe that our reputation is a valuable asset and must continually be guarded by all associated with us so as to earn the trust, confidence and respect of our suppliers, customers and stockholders.

Our CFO is committed to conducting business in accordance with the highest ethical standards. The CFO must comply with all applicable laws, rules and regulations. Furthermore, the CFO must not commit an illegal or unethical act, or instruct or authorize others to do so.

Executive Compensation

Summary Compensation

There was no compensation given to the Company’s executives.

Aggregated Option Exercises and Fiscal Year-End Option Value

There have been no stock options granted since Inception.

Long-Term Incentive Plan (“LTIP”) Awards

There were no LTIP Awards made to a named Executive Officer since Inception.

Compensation of Directors

Directors are permitted to receive fixed fees and other compensation for their services as Directors. The Board of Directors has the authority to fix the compensation of Directors. No amounts have been paid to, or accrued to, directors in such capacity.

Employment Agreement

We do not have any employment agreements in place with our Officers and Directors.

Certain Relationships and Related Transactions, Director Independence

The Company utilizes the office space and equipment of its sole officer and director at no cost. Management estimated such amounts to be immaterial.

Immediately prior to the Acquisition, Shawn Pecore, our director, and Jonathan Hagen, our director and sole officer were affiliates of Neilson Lake Exploration and Major Gold Corporation.  Shawn Pecore was a 50% shareholder in Major Gold Corporation and Jonathan Hagen was a 50% shareholder, sole director and officer of Major Gold Corporation.  Jonathan Hagen was sole director and officer of Neilson Lake Exploration, a wholly owned subsidiary of Major Gold Corporation.

On July 12, 2008, the Company issued 7,000,000 shares of Common Stock (3,500,000 shares each to Shawn Pecore and Jonathan Hagen) as a result of Messer’s Pecore and Hagen assigning a promissory note (the “Note”) between them and Major Gold Corporation to the Company.  This Note was valued for $7,500.

On July 14, 2008, the Company issued a demand letter to Major Gold Corporation to pay the Note.  In consideration of payment from Major Gold Corporation, on July 15, 2008 Neilson Lake Exploration transferred its 100% undivided interest, subject a pre-existing NSR to Robert Major, of the Neilson Lake Claims to the Company.

Neither of the directors of the Company would be deemed independent under the independence standards applicable to the Company. The Company does not have a separately designated audit, nominating or compensation committee or committee performing similar functions.

Legal Proceedings

The Company is not a party to any pending or to the best of the Company’s knowledge, any threatened legal proceedings. No director, officer or affiliate of the Company, or owner of record of more than five percent (5%) of the securities of the Company, or any associate of any such director, officer or security holder is a party adverse to the Company or has a material interest adverse to the Company in reference to pending litigation.

Description of Securities

Common and Preferred Stock

The Company is authorized by its Certificate of Incorporation to issue an aggregate of 100,000,000 shares of capital stock, of which 70,000,000 are shares of common stock, no par value per share (the “Common Stock”) and 30,000,000 are shares of preferred stock, no par value per share (the “Preferred Stock”). As of July 14, 2008, 13,000,000 shares of Common Stock were issued and outstanding.

All outstanding shares of Common Stock are of the same class and have equal rights and attributes. The holders of Common Stock are entitled to one vote per share on all matters submitted to a vote of stockholders of the Company. All stockholders are entitled to share equally in dividends, if any, as may be declared from time to time by the Board of Directors out of funds legally available. In the event of liquidation, the holders of Common Stock are entitled to share ratably in all assets remaining after payment of all liabilities. The stockholders do not have cumulative or preemptive rights.

Debt Securities

None.

Other Securities To Be Registered

None.

Market of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

a)

Market Information. The Company’s Common Stock is not trading on any stock exchange. The Company is not aware of any market activity in its stock since its inception and through the date of this filing.

b)

Holders. As of July 14, 2008, there were three record holders of 13,000,000 shares of the Company’s Common Stock.

c)

Dividends. The Registrant has not paid any cash dividends to date and does not anticipate or contemplate paying dividends in the foreseeable future. It is the present intention of management to utilize all available funds for the development of the Registrant’s business.

d)

Securities Authorized for Issuance under Equity Compensation Plans. There were no securities authorized for issuance under equity compensation plans.

Recent Sales of Unregistered Shares

On November 21, 2007, the Company issued 5,750,000 shares of Common Stock to Shawn Pecore for cash consideration of $287.50 and 250,000 shares of Common Stock to another accredited investor for cash consideration of $12.50, for an aggregate investment of $300. The Registrant sold these shares of Common Stock under the exemption from registration provided by Section 4(2) of the Securities Act.

On July 12, 2008, the Company issued 7,000,000 shares of Common Stock (3,500,000 shares each to Shawn Pecore and Jonathan Hagen) as a result of Messer’s Pecore and Hagen assigning a promissory note between them and Major Gold Corporation to the Company.  This promissory note was valued for $7,500.

No securities have been issued for services. Neither the Registrant nor any person acting on its behalf offered or sold the securities by means of any form of general solicitation or general advertising. No services were performed by any purchaser as consideration for the shares issued.

Indemnification of Directors and Officers

The only statute, charter provision, bylaw, contract, or other arrangement under which any controlling person, director or officer of the Company is insured or indemnified in any manner against any liability which he may incur in his capacity as such, is as follows: our Articles of Incorporation, filed as Exhibit 3.1, our Bylaws, filed as Exhibit 3.2, and the Wyoming Business Corporation Act, Section 17-16-851.

The general effect of the foregoing is to indemnify a control person, officer or director from liability, thereby making the Company responsible for any expenses or damages incurred by such control person, officer or director in any action brought against them based on their conduct in such capacity, provided they did not engage in fraud or criminal activity.

Presently our directors and officers are not covered by liability insurance. However, our Articles of Incorporation state that the Corporation may indemnify its officers, directors, employees and agents to the full extent permitted by the laws of the State of Wyoming. No other statute, charter provision, by-law, contract or other arrangement to insure or indemnify a controlling person, director or officer of the Company exists which would affect his liability in that capacity.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities, other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding, is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by itself is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

At present, there is no pending litigation or proceeding involving any of our directors, officers or employees in which indemnification is sought, nor are we aware of any threatened litigation that may result in claims for indemnification.

Item 3.02 - Recent Sales of Unregistered Securities

On July 12, 2008, the Company issued 7,000,000 shares of Common Stock (3,500,000 shares each to Shawn Pecore and Jonathan Hagen) as a result of Messer’s Pecore and Hagen assigning a promissory note between them and Major Gold Corporation to the Company.  This promissory note was valued for $7,500.  There was no underwriter involved in connection with any of the above transactions. The stock issuances above were exempt from registration pursuant to Regulation S of the Act, and the rules and regulations promulgated thereunder.

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 15, 2008, Shawn Pecore resigned as sole officer of the Company, and Jonathan Hagen was appointed as director and sole officer of the Company.

Item 5.06 - Change in Shell Company Status

Reference is made to the disclosure set forth under Item 2.01 of this Report, which disclosure is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HILLHOLM ACQUISITION, INC.

By:   /s/ Jonathan Hagen

       Jonathan Hagen

       President

Date: July 16, 2008